UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

Shiloh Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21964 (Commission File Number)	51-0347683 (IRS Employer Identification No.)

880 Steel Drive, Valley City, Ohio 44280

(Address of Principal Executive Offices)  (Zip Code)

(330) 558-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SHLO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Reliance on SEC Relief from Filing Requirements

Shiloh Industries, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Current Report”) pursuant to the Order of the Securities and Exchange Commission (the “SEC”), issued on March 4, 2020, as revised on March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) (Release No. 34-88465) (the “Order”). The Order allows registrants such as the Company to delay the filing of certain reports under the Exchange Act by up to 45 days after the original due date if the registrant is unable to meet the filing deadline due to circumstances related to the COVID-19 (defined below) pandemic. In reliance on the Order, the Company currently expects to file its Quarterly Report on Form 10-Q for the quarter ended April 30, 2020 (“Quarterly Report”), originally due on June 9, 2020, on or before July 24, 2020

In December 2019, a novel strain of coronavirus (“COVID-19”) was reported to have surfaced in Wuhan, China, which has spread throughout the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of COVID-19 a “Public Health Emergency of International Concern,” and on March 11, 2020, it characterized the outbreak as a “pandemic”.

The impact of COVID-19 developments and uncertainty with respect to the economic effects of the pandemic has introduced significant volatility in the financial markets and is having a widespread adverse effect on the automotive industry, including reductions in consumer demand and OEM automotive production. The Company’s operations and business have also experienced disruptions due to the unprecedented conditions surrounding the spread of COVID-19 throughout the United States and globally.  In response to the outbreak and business disruption, we have instituted employee safety protocols to contain the spread, including domestic and international travel restrictions, work-from-home practices, extensive cleaning protocols, social distancing and various temporary closures of our administrative offices and manufacturing facilities.  The Company has implemented a range of actions aimed at temporarily reducing costs and preserving liquidity. These actions include temporary salary reductions ranging between 20% to 25%, reduction in board fees, reduction of discretionary spending, mandatory vacations, headcount reduction and furloughs. The office closures, furloughs, four-day work week, and headcount reductions have impeded the ability of key Company personnel to prepare and review the Quarterly Report. The Company is working diligently to address these issues to enable filing of the Quarterly Report on or before July 24, 2020.  Due to these significant disruptions, our profitability has been significantly impacted and the Company may have a significant goodwill impairment. We are in the process of obtaining a waiver from our lender group to waive compliance with our credit agreement covenants as of April 30, 2020 due to the negative impact of COVID‑19.

Risk Factors related to COVID-19

Due to the further impact of COVID-19 pandemic, the Company is updating the risk factor previously disclosed in its current report on Form 8-K filed with the SEC on May 8, 2020 and in section “Risk Factors” in its quarterly report on Form 10-Q for the quarter ended January 30, 2020 with the following risk factor. The impact of COVID-19 has exacerbated, may continue to exacerbate, other risks discussed therein or in our Annual Report on Form 10-K for the fiscal year ended October 31, 2019, any of which could have a material effect on the Company.

The COVID-19 pandemic has disrupted, and will likely continue to disrupt, our business, which has adversely affected, and will likely continue to adversely affect, our results of operations, financial position, and cash flow from operations, and which has caused management to evaluate whether there is substantial doubt about our ability to continue as a going concern.

In December 2019, COVID-19 was reported to have surfaced in Wuhan, China, which has spread throughout the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of COVID-19 a “Public Health Emergency of International Concern,” and on March 11, 2020, the World Health Organization characterized the outbreak as a “pandemic”.

Pandemics or disease outbreaks, such as the recent COVID-19 pandemic, have disrupted, and may continue to disrupt, automotive industry customer sales and production volumes. While the full extent of the impact of COVID-19 is unknown and the current situation is still evolving, our customers temporarily closed their production facilities in North America, Europe and Asia during the quarter ended April 30, 2020. Furthermore, we have also temporarily shut down our manufacturing operations and have experienced, and will likely continue to experience, reductions in orders from our customers globally. This reduction in orders may be further exacerbated by a global economic downturn resulting from the COVID-19 pandemic which could decrease consumer demand for vehicles or result in the financial distress of one or more of our customers or suppliers. As a result, our future sales volumes and revenue remain highly uncertain.

The extent to which the COVID-19 pandemic adversely affects our financial performance will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the pandemic, its severity, the effectiveness of actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Even after the COVID-19 pandemic has subsided, we may continue to experience adverse impacts on our business and financial performance as a result of its global economic impact, including a recession that has occurred or may occur in the future. Our cash flow from operations, liquidity and financial position could be adversely affected by COVID-19 depending upon the length and severity of the disruption and impact upon on our customers, suppliers and our ability to effectively restart production.

During our second fiscal quarter, profitability, cash flows and liquidity were substantially and negatively impacted by COVID-19.   The liquidity risks have necessitated that management, in connection with finalizing the Quarterly Report, evaluate whether these conditions and events raise substantial doubt about our ability to continue as a going concern from April 30, 2020. We are in the process of obtaining a waiver from our lender group to waive compliance with our credit agreement covenants as of April 30, 2020 due to the negative impact of COVID‑19.

We are currently unable to determine whether we will be compliant with our credit agreement covenants in the future. There is no certainty that we will be able to obtain relief from financial covenants or financing on desirable terms, or at all, that resolves our going concern risks. If we and/or our independent registered public accounting firm conclude it is necessary at the end of the year to include comments in our annual financial statements or auditor’s report on financial statements, respectively, with respect to our ability to continue as a going concern, we may be materially limited in our ability to seek financing.  Furthermore, if we do not continue as a going concern, investors could lose their entire investment in the Company.

Due to the adverse impact of COVID-19 an interim test of goodwill and long-lived assets was performed and could result in an impairment.

Due to the significant disruptions caused due to the impact of COVID-19, our profitability has been significantly impacted and the Company may have to write-down goodwill.  Goodwill represents the excess cost of an acquisition over the fair value of the net assets acquired. Generally accepted accounting principles require that goodwill be periodically evaluated for impairment.  In accordance with generally accepted accounting principles, we periodically assess these assets to determine if they are impaired. Significant negative industry or economic trends, disruptions to our business, inability to effectively integrate acquired businesses, unexpected significant changes or planned changes in use of these assets, changes in the structure of our business, divestitures, market capitalization declines, or increases in associated discount rates may impair our long lived assets. Any charges relating to impairments of goodwill or long lived assets may adversely affect our results of operations in the periods recognized.  Due to the adverse impact of COVID-19 on our profitability in the second quarter of fiscal 2020 the goodwill and long lived assets were tested for impairment as of April 30, 2020.  Based on the preliminary results, we may recognize a non-cash goodwill impairment charge, including for up to the full amount of our remaining goodwill balance.

Forward-Looking Statements

The statements contained in this Current Report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements are made on the basis of management’s assumptions and expectations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements due to a variety of factors, including (1) the duration and severity of the COVID-19 pandemic, any preventive or protective actions taken by governmental authorities, the effectiveness of actions taken globally to contain or mitigate its effects, and any unfavorable effects of the COVID-19 pandemic on either our manufacturing operations, or those of our customer’s or suppliers; (2) reduction in demand for our solutions, including any reduction in demand as a result of a COVID-19 triggered economic recession, including any determination that the value of our assets is impaired or that we do not have the ability to continue as a going concern; (3) our ability to accomplish our strategic objectives; (4) our ability to obtain future sales; (5) changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities; (6) costs related to legal and administrative matters; (7) our ability to realize cost savings expected to offset price concessions; (8) our ability to successfully integrate acquired businesses, including businesses located outside of the United States; (9) risks associated with doing business internationally, including economic, political and social instability, foreign currency exposure and the lack of acceptance of our products; (10) inefficiencies related to production and product launches that are greater than anticipated; (11) changes in technology and technological risks; (12) work stoppages and strikes at our facilities and that of our customers or suppliers; (13) our dependence on the automotive and heavy truck industries, which are highly cyclical; (14) the dependence of the automotive industry on consumer spending, which is subject to the impact of domestic and international economic conditions affecting car and light truck production; (15) regulations and policies regarding international trade; (16) financial and business downturns of our customers or vendors, including any production cutbacks or bankruptcies; (17) increases in the price of, or limitations on the availability of aluminum, magnesium or steel, our primary raw materials, or decreases in the price of scrap steel; (18) the successful launch and consumer acceptance of new vehicles for which we supply parts; (19) the impact on financial statements of any known or unknown accounting errors or irregularities; and the magnitude of any adjustments in restated financial statements of our operating results; (20) the occurrence of any event or condition that may be deemed a material adverse effect under agreements related to our outstanding indebtedness or a decrease in customer demand which could cause a covenant default under agreements related to our outstanding indebtedness; (21) increases in pension plan funding requirements; (22) our ability to derive a substantial portion of our sales from large customers; (23) a successful transition of the CEO position and our ability to successfully identify a qualified and effective full-time CEO; and (24) other factors besides those listed here could also materially affect our business. See (a) “Part I, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended October 31, 2019, (b) Part II, Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the fiscal quarter ended January 30, 2020 and (c) our Current Report on Form 8-K filed with the SEC on May 8, 2020 for a more complete discussion of these risks and uncertainties. Any or all of these risks and uncertainties could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements reflect management’s analysis only as of the date of this Current Report. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of filing this Current Report. In addition to the disclosures contained herein, readers should carefully review risks and uncertainties contained in other documents we file from time to time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHILOH INDUSTRIES, INC.

	By:	/s/ Lillian Etzkorn
Lillian Etzkorn
Date: June 8, 2020	Senior Vice President and Chief Financial Officer